UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7899
                                   811-7885

Name of Fund: Merrill Lynch Aggregate Bond Index Fund
              Master Aggregate Bond Index Series

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Aggregate Bond Index Fund and Master Aggregate Bond Index Series, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Aggregate Bond Index Fund
                                        Of Merrill Lynch Index Funds, Inc.

Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Aggregate Bond Index Fund

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. However, amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1% -- the lowest level since 1958.

For fixed income investors, the markets seemed to reward those who were willing to accept the greatest risk. The high yield sector, supported by improving corporate earnings, posted the best results for the year with the Credit Suisse First Boston High Yield Index providing a total return of +27.94% for the 12 months ended December 31, 2003. These results were comparable to the impressive performance of equity markets this year, with the S&P 500 Index returning +28.68%. In other areas of fixed income, investment-grade corporate bonds, as measured by the unmanaged Merrill Lynch U.S. Corporate Master Index, returned +8.31%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the year. Yields on 10-year Treasuries -- which move opposite of price levels -- rose from 3.83% at December 31, 2002 to 4.27% at December 31, 2003.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director/Trustee


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      We continued to invest in a statistically selected sample of bonds correlated to the Lehman Brothers Aggregate Bond Index in an effort to offer investors returns consistent with the broader investment grade bond market.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended December 31, 2003, Merrill Lynch Aggregate Bond Index Fund's Class A and Class I Shares had total returns of +3.35% and +3.70%, respectively. This compared to a return of +4.10% for the Fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, minimal total return tracking error is expected in seeking to match the return of the benchmark. This often will account for the variance in returns relative to the Index.

The Lehman Brothers Aggregate Bond Index is comprised of three major investment sectors: government and agency issues, agency-guaranteed mortgage-backed securities (MBS) and investment-grade corporate bonds. Sector weighting and security selection in the Index are determined by the market representation that each sector has in the overall market. For the year ended December 31, 2003, the corporate sector of the Index was the best performer, with a return of +7.70%. Improving economic conditions in the United States, highlighted by 8.2% gross domestic product growth in the third quarter, lent support to this sector. For the same period, the government and agency sector returned +2.36% and the MBS sector returned +3.07%.

These returns were realized in a challenging fixed income investment environment, as an improving economy this year put pressure on bond markets. The Federal Reserve Board, in an effort to stimulate economic growth and stave off deflation, brought its target Federal Funds rate to 1% in June 2003. While short-term interest rates remained at historic lows, long-term interest rates were volatile as investors struggled to anticipate the Federal Reserve Board's subsequent moves. Yields on ten-year Treasury bonds ranged from a low of 3.11% to a high of 4.60% during the year.

In the mortgage market, record-low interest rates during the year triggered a massive refinancing phenomenon far exceeding investors' expectations. This resulted in an unusually large number of mortgages being paid off early, which had a dramatic impact on mortgage debt securities.

How was the portfolio managed during the period?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark comprised of U.S. government securities, U.S. government agency mortgage-backed securities (MBS) and investment grade corporate bonds. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities.

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and sub-sector levels. At December 31, 2003, the Lehman Brothers Aggregate Bond Index was comprised of 6,766 securities. The Series was comprised of 501 individual investments, designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the period?

In seeking to provide returns that are representative of the bond market as a whole, we track the sector and sub-sector weightings of our benchmark Index rather than maintaining a bias to any specific area of the market.


4       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

At December 31, 2003, the government and agency sector of the Lehman Brothers Aggregate Bond Index was comprised of 802 securities, accounting for 33.73% of the Index. This compared to 1,020 issues representing 34.78% of the benchmark at December 31, 2002. The portfolio's position in this sector is designed to match the duration, yield and convexity of its Index counterpart. As such, any change in interest rates or the shape of the yield curve will have an identical effect on the Fund's return of this sector.

The MBS sector included 2,482 securities and accounted for 39.91% of the Index at December 31, 2003 versus 2,114 securities, representing 38.96% of the Index a year earlier. The MBS sector of the portfolio has the same exposure to 30-year, 15-year and balloon MBS as the Index. Within these sub-sectors, exposure to coupon and issuer also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

In the corporate sector, there were 3,482 securities representing 26.36% of the Index at December 31, 2003, compared to 3,844 securities representing 26.26% of the benchmark as of December 31, 2002. As with the government sector, we seek to match investment characteristics in the portfolio's corporate sector with those of the Index. However, in the corporate sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

How was the portfolio positioned at the close of the period?

We continued to use our stratified sampling techniques to create a proxy portfolio of our benchmark and offer comparable returns. With that in mind, we expect the Fund to continue to meet its goal of providing fixed income returns consistent with the broader market.

Jeffrey B. Hewson
Vice President and Co-Portfolio Manager

Frank Viola
Vice President and Co-Portfolio Manager

January 13, 2004


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25%.

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                        6-Month         12-Month     Since Inception    Standardized
As of December 31, 2003                              Total Return     Total Return     Total Return     30-Day Yield
====================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*            - 0.18%         + 3.35%          + 57.98%         + 3.31%
--------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class I Shares*            - 0.05          + 3.70           + 60.65          + 3.56
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                  + 0.17          + 4.10           + 64.57              --
--------------------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.

** This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 4/03/97.


6       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Aggregate Bond Index. Values are from April 3, 1997 to December 2003.

                              4/03/97**    12/97      12/98      12/99      12/00      12/01      12/02      12/03
ML Aggregate Bond Index
Fund+--Class A Shares*        $10,000      $10,929    $11,832    $11,656    $12,961    $13,946    $15,286    $15,798

ML Aggregate Bond Index
Fund+--Class I Shares*        $10,000      $10,949    $11,883    $11,724    $13,082    $14,112    $15,492    $16,065

                              4/30/97**    12/97      12/98      12/99      12/00      12/01      12/02      12/03
Lehman Brothers Aggregate
Bond Index++                  $10,000      $10,988    $11,943    $11,845    $13,222    $14,338    $15,808    $16,457

* Assuming transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ The Fund invests all of its assets in Master Aggregate Bond Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of fixed income securities and other types of financial instruments.

++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgaged-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

Class A Shares                                                          % Return
================================================================================
One Year Ended 12/31/03                                                 + 3.35%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                                               + 5.95
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/03                                    + 7.01
--------------------------------------------------------------------------------

Class I Shares                                                          % Return
================================================================================
One Year Ended 12/31/03                                                 + 3.70%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                                               + 6.21
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/03                                    + 7.28
--------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003      7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities      Merrill Lynch Aggregate Bond Index Fund

As of December 31, 2003
==============================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------
                   Investment in Master Aggregate Bond Index Series, at value
                     (identified cost--$415,056,580) ...........................                  $430,304,246
                   Prepaid registration fees ...................................                        12,376
                                                                                                  ------------
                   Total assets ................................................                   430,316,622
                                                                                                  ------------
==============================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------
                   Payables:
                      Dividends to shareholders ................................    $  478,160
                      Distributor ..............................................        13,992
                      Administrator ............................................         6,877         499,029
                                                                                    ----------
                   Accrued expenses ............................................                        48,155
                                                                                                  ------------
                   Total liabilities ...........................................                       547,184
                                                                                                  ------------
==============================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------
                   Net assets ..................................................                  $429,769,438
                                                                                                  ============
==============================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.0001 par value,
                     125,000,000 shares authorized .............................                  $        585
                   Class I Shares of Common Stock, $.0001 par value,
                     125,000,000 shares authorized .............................                         3,354
                   Paid-in capital in excess of par ............................                   415,502,274
                   Accumulated distributions in excess of investment income--net    $ (106,150)
                   Accumulated realized capital losses on investments allocated
                     from the Series--net ......................................      (878,291)
                   Unrealized appreciation on investments allocated from the
                     Series--net ...............................................    15,247,666
                                                                                    ----------
                   Total accumulated earnings--net .............................                    14,263,225
                                                                                                  ------------
                   Net Assets ..................................................                  $429,769,438
                                                                                                  ============
==============================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $63,871,758 and
                     5,853,172 shares outstanding ..............................                  $      10.91
                                                                                                  ============
                   Class I--Based on net assets of $365,897,680 and
                     33,535,861 shares outstanding .............................                  $      10.91
                                                                                                  ============

      See Notes to Financial Statements.


8       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Statement of Operations                  Merrill Lynch Aggregate Bond Index Fund

For the Year Ended December 31, 2003
===============================================================================================================
Investment Income Allocated from the Series--Net
---------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Series:
                      Interest ...............................................                     $ 18,985,841
                      Securities lending--net ................................                           38,769
                      Expenses ...............................................                         (285,748)
                                                                                                   ------------
                   Net investment income allocated from the Series ...........                       18,738,862
                                                                                                   ------------
===============================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------
                   Administration fees .......................................    $    840,353
                   Transfer agent fees .......................................         270,713
                   Account maintenance fees--Class A .........................         164,012
                   Printing and shareholder reports ..........................         116,894
                   Registration fees .........................................          61,568
                   Professional fees .........................................          26,076
                   Directors' fees and expenses ..............................           7,228
                   Other .....................................................           9,598
                                                                                  ------------
                   Total expenses before waiver ..............................       1,496,442
                   Waiver of expenses ........................................         (75,156)
                                                                                  ------------
                   Total expenses after waiver ...............................                        1,421,286
                                                                                                   ------------
                   Investment income--net ....................................                       17,317,576
                                                                                                   ------------
===============================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series--Net
---------------------------------------------------------------------------------------------------------------
                   Realized gain on investments allocated from the Series--net                        3,656,667
                   Change in unrealized appreciation on investments allocated
                     from the Series--net ....................................                       (5,518,907)
                                                                                                   ------------
                   Total realized and unrealized loss allocated from the
                     Series--net .............................................                       (1,862,240)
                                                                                                   ------------
                   Net Increase in Net Assets Resulting from Operations ......                     $ 15,455,336
                                                                                                   ============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003      9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets      Merrill Lynch Aggregate Bond Index Fund

                                                                                     For the Year Ended
                                                                                        December 31,
                                                                             -------------------------------
Increase (Decrease) in Net Assets:                                                 2003             2002
============================================================================================================
Operations
------------------------------------------------------------------------------------------------------------
                   Investment income--net ...............................    $  17,317,576     $  21,794,189
                   Realized gain on investments allocated from the
                     Series--net ........................................        3,656,667         3,143,394
                   Change in unrealized appreciation on investments
                     allocated from the Series--net .....................       (5,518,907)       15,125,614
                                                                             -------------------------------
                   Net increase in net assets resulting from operations .       15,455,336        40,063,197
                                                                             -------------------------------
============================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ...........................................       (2,458,643)       (2,879,105)
                      Class I ...........................................      (15,084,612)      (18,820,545)
                                                                             -------------------------------
                   Net decrease in net assets resulting from dividends to
                     shareholders .......................................      (17,543,255)      (21,699,650)
                                                                             -------------------------------
============================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital share
                     transactions .......................................        9,837,669        18,827,831
                                                                             -------------------------------
============================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .........................        7,749,750        37,191,378
                   Beginning of year ....................................      422,019,688       384,828,310
                                                                             -------------------------------
                   End of year* .........................................    $ 429,769,438     $ 422,019,688
                                                                             ===============================
                      * Accumulated distributions in excess of investment
                          income--net ...................................    $    (106,150)    $    (232,244)
                                                                             ===============================

      See Notes to Financial Statements.


10      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Financial Highlights                     Merrill Lynch Aggregate Bond Index Fund

                                                                                           Class A@
                                                             ---------------------------------------------------------------------
The following per share data and ratios have been derived                             For the Year Ended
from information provided in the financial statements.                                   December 31,
                                                             ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2003           2002           2001          2000           1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...    $   10.96      $   10.50      $   10.31      $    9.86      $   10.61
                                                             ---------------------------------------------------------------------
                   Investment income--net ...............          .41@@          .52@@          .58            .61            .58
                   Realized and unrealized gain (loss) on
                     investments from the Series--net ...         (.05)           .46            .19            .45           (.75)
                                                             ---------------------------------------------------------------------
                   Total from investment operations .....          .36            .98            .77           1.06           (.17)
                                                             ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............         (.41)          (.52)          (.58)          (.61)          (.58)
                      In excess of realized gain on
                        investments from the Series--net            --             --             --             --             --+
                                                             ---------------------------------------------------------------------
                   Total dividends and distributions ....         (.41)          (.52)          (.58)          (.61)          (.58)
                                                             ---------------------------------------------------------------------
                   Net asset value, end of year .........    $   10.91      $   10.96      $   10.50      $   10.31      $    9.86
                                                             =====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...         3.35%          9.61%          7.60%         11.18%         (1.50%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver++ ............          .60%           .59%           .60%           .63%           .60%
                                                             =====================================================================
                   Expenses++ ...........................          .62%           .61%           .71%           .70%           .62%
                                                             =====================================================================
                   Investment income--net ...............         3.70%          4.91%          5.50%          6.17%          5.81%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)    $  63,872      $  61,029      $  60,438      $  65,339      $  79,743
                                                             =====================================================================
                   Portfolio turnover of the Series .....       136.76%        112.18%        144.23%         43.24%         61.82%
                                                             =====================================================================

+     Amount is less than $(.01) per share.

++    Includes the Fund's share of the Series' allocated expenses.

@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

@@    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)         Merrill Lynch Aggregate Bond Index Fund

                                                                                            Class I@
                                                            ----------------------------------------------------------------------
The following per share data and ratios have been derived                              For the Year Ended
from information provided in the financial statements.                                    December 31,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2003           2002           2001          2000           1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...   $    10.95     $    10.50     $    10.31     $     9.85     $    10.61
                                                            ----------------------------------------------------------------------
                   Investment income--net ...............          .43@@          .55@@          .61            .64            .62
                   Realized and unrealized gain (loss) on
                     investments from the Series--net ...         (.03)           .45            .19            .46           (.76)
                                                            ----------------------------------------------------------------------
                   Total from investment operations .....          .40           1.00            .80           1.10           (.14)
                                                            ----------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............         (.44)          (.55)          (.61)          (.64)          (.62)
                      In excess of realized gain on
                        investments from the Series--net            --             --             --             --             --+
                                                            ----------------------------------------------------------------------
                   Total dividends and distributions ....         (.44)          (.55)          (.61)          (.64)          (.62)
                                                            ----------------------------------------------------------------------
                   Net asset value, end of year .........   $    10.91     $    10.95     $    10.50     $    10.31     $     9.85
                                                            ======================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...         3.70%          9.78%          7.87%         11.57%         (1.36%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver++ ............          .35%           .34%           .35%           .38%           .35%
                                                            ======================================================================
                   Expenses++ ...........................          .37%           .36%           .46%           .45%           .37%
                                                            ======================================================================
                   Investment income--net ...............         3.95%          5.16%          5.72%          6.41%          6.06%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)   $  365,898     $  360,991     $  324,390     $  214,056     $  324,254
                                                            ======================================================================
                   Portfolio turnover of the Series .....       136.76%        112.18%        144.23%         43.24%         61.82%
                                                            ======================================================================

+     Amount is less than $(.01) per share.

++    Includes the Fund's share of the Series' allocated expenses.

@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

@@    Based on average shares outstanding.

      See Notes to Financial Statements.


12      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Notes to Financial Statements            Merrill Lynch Aggregate Bond Index Fund

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Series owned by the Fund at December 31, 2003 was 48.7%. The Fund offers two classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $351,773 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of investment income and $2,885 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. Additionally, $192,499 has been reclassified between additional paid-in capital to reflect the liquidation of certain partners' investments in the Series and unrealized appreciation on investments from the Series. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended December 31, 2003, FAM earned fees of $840,353, of which $75,156 was waived.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)
                                         Merrill Lynch Aggregate Bond Index Fund

adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of ..25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $9,837,669 and $18,827,831 for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2003+                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,487,650       $  27,213,151
Shares issued to shareholders
  in reinvestment of dividends .........            184,332           2,017,562
                                                -------------------------------
Total issued ...........................          2,671,982          29,230,713
Shares redeemed ........................         (2,389,100)        (26,075,348)
                                                -------------------------------
Net increase ...........................            282,882       $   3,155,365
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2002+                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,746,539       $  18,629,821
Shares issued to shareholders
  in reinvestment of dividends .........            222,051           2,365,502
                                                -------------------------------
Total issued ...........................          1,968,590          20,995,323
Shares redeemed ........................         (2,153,732)        (22,961,951)
                                                -------------------------------
Net decrease ...........................           (185,142)      $  (1,966,628)
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2003+                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,665,367       $ 116,847,001
Shares issued to shareholders
  in reinvestment of dividends .........          1,030,875          11,278,131
                                                -------------------------------
Total issued ...........................         11,696,242         128,125,132
Shares redeemed ........................        (11,115,541)       (121,442,828)
                                                -------------------------------
Net increase ...........................            580,701       $   6,682,304
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2002+                          Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................         22,467,900       $ 237,667,287
Shares issued to shareholders
  in reinvestment of dividends .........          1,471,997          15,676,326
                                                -------------------------------
Total issued ...........................         23,939,897         253,343,613
Shares redeemed ........................        (21,884,225)       (232,549,154)
                                                -------------------------------
Net increase ...........................          2,055,672       $  20,794,459
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                12/31/2003          12/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  17,543,255       $  21,699,650
                                              ---------------------------------
Total taxable distributions ............      $  17,543,255       $  21,699,650
                                              =================================

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    225,571
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             225,571
Capital loss carryforward ...............................            (559,843)*
Unrealized gains--net ...................................          14,597,497**
                                                                 ------------
Total accumulated earnings--net .........................        $ 14,263,225
                                                                 ============

* On December 31, 2003, the Fund had a net capital loss carryforward of $559,843, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


14      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Independent Auditors' Report             Merrill Lynch Aggregate Bond Index Fund

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Aggregate Bond Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     15

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments
                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                     Interest       Maturity
                      Issue                                             Face Amount    Rate           Date             Value
===============================================================================================================================
U.S. Government &     Fannie Mae                                        $   210,000    6.85 %       4/05/2004       $   213,095
Agency Obligations--                                                     29,225,000    3.50         9/15/2004        29,683,248
32.7%                                                                     8,625,000    3.875        3/15/2005         8,877,057
                                                                            320,000    2.25         5/15/2006           319,998
                                                                          8,810,000    5.25         6/15/2006         9,424,286
                                                                         29,355,000    5.75         2/15/2008        32,247,642
                                                                            215,000    2.875        5/19/2008           209,752
                                                                          7,170,000    2.50         6/15/2008         6,928,335
                                                                          6,105,000    6.625        9/15/2009         6,980,939
                                                                         14,710,000    6.625       11/15/2010        16,901,437
                                                                          3,970,000    4.375        3/15/2013         3,899,032
                                                                          1,340,000    7.25         5/15/2030         1,636,267
                      ---------------------------------------------------------------------------------------------------------
                      Federal Home Loan Bank                                 15,000    2.30         3/10/2006            15,022
                                                                            200,000    4.625        8/15/2012           201,069
                      ---------------------------------------------------------------------------------------------------------
                      Financing Corp.                                       670,000    9.80        11/30/2017           981,663
                      ---------------------------------------------------------------------------------------------------------
                      Freddie Mac                                         1,245,000    7.18         6/27/2006         1,393,481
                                                                         14,560,000    4.875        3/15/2007        15,499,309
                                                                          2,000,000    5.75         4/15/2008         2,195,976
                                                                          1,500,000    6.625        9/15/2009         1,715,357
                                                                            700,000    4.875       11/15/2013           707,726
                                                                          8,655,000    6.75         9/15/2029         9,958,772
                                                                          2,345,000    6.25         7/15/2032         2,550,216
                      ---------------------------------------------------------------------------------------------------------
                      Tennessee Valley Authority                          1,915,000    6.25        12/15/2017         2,109,970
                      ---------------------------------------------------------------------------------------------------------
                      U.S. Treasury Bonds                                   300,000    6.25         2/15/2007           334,406
                                                                          1,000,000    5.50         5/15/2009         1,112,070
                                                                          2,050,000    5.75         8/15/2010         2,298,563
                                                                            250,000    5.00         8/15/2011           267,539
                                                                          6,690,000    4.00        11/15/2012         6,625,716
                                                                          3,665,000    3.625        5/15/2013         3,522,838
                                                                            300,000    7.50        11/15/2016           381,938
                                                                         15,820,000    8.75         5/15/2017        22,170,243
                                                                          1,875,000    8.125        8/15/2019         2,532,714
                                                                          7,800,000    8.50         2/15/2020        10,894,104
                                                                            350,000    8.75         8/15/2020           500,500
                                                                          6,080,000    8.125        8/15/2021         8,291,837
                                                                          5,390,000    6.25         8/15/2023         6,143,549
                                                                          3,000,000    6.375        8/15/2027         3,484,218
                                                                          1,500,000    5.25         2/15/2029         1,513,242
                                                                            620,000    5.375        2/15/2031           646,568
                      ---------------------------------------------------------------------------------------------------------
                      U.S. Treasury Notes                                 5,520,000    5.875       11/15/2004         5,741,231
                                                                            390,000    1.75        12/31/2004           391,965
                                                                          2,735,000    6.75         5/15/2005         2,932,005
                                                                         25,835,000    5.75        11/15/2005        27,738,316
                                                                          9,175,000    5.875       11/15/2005         9,872,805
                                                                            400,000    6.50        10/15/2006           445,547
                                                                          1,070,000    4.375        5/15/2007         1,133,071
                                                                            595,000    3.25         8/15/2007           606,923
                                                                          9,970,000    3.00        11/15/2007        10,055,682
                                                                          2,000,000    3.00         2/15/2008         2,009,296
                                                                          2,225,000    2.625        5/15/2008         2,191,538
                      ---------------------------------------------------------------------------------------------------------
                      Total U.S. Government & Agency Obligations (Cost--$280,813,063)--32.7%                        288,488,073
                      =========================================================================================================


16      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                     Interest         Maturity
                      Issue                                             Face Amount    Rate            Date(s)             Value
===================================================================================================================================
U.S. Government       Fannie Mae                                        $10,262,912    5.00 %         3/25/2018         $10,262,141
Agency Mortgage-                                                            415,074    5.50     6/01/2011 - 2/01/2014       432,205
Backed Obligations**                                                      1,440,793    6.00     2/01/2013 - 6/01/2015     1,514,424
--38.3%                                                                   2,938,627    6.00          11/01/2032           3,038,915
                                                                          1,044,544    6.50     1/01/2013 - 5/01/2016     1,108,100
                                                                          2,352,492    6.50    12/01/2025 - 1/01/2030     2,462,968
                                                                            925,500    7.00     4/01/2027 - 3/01/2031       981,293
                                                                            874,039    7.50    10/01/2027 - 5/01/2032       934,530
                                                                             25,095    8.00           9/01/2015              26,923
                                                                          1,497,245    8.00    11/01/2029 - 9/01/2031     1,618,431
                                                                             55,997    8.50     5/01/2030 - 1/01/2031        60,462
                                                                            109,689    9.50           7/01/2017             122,756
                                                                             49,715   10.00     10/01/2018 - /01/2022        55,502
                                                                             23,707   10.50          12/01/2016              26,361
                      -------------------------------------------------------------------------------------------------------------
                      Freddie Mac                                         9,600,000    4.00     1/01/2019 - 3/01/2019     9,363,840
                                                                         24,978,939    4.50     8/01/2018 - 1/01/2019    24,999,064
                                                                          2,100,000    4.50           1/15/2034           2,010,095
                                                                         27,272,599    5.00    11/01/2017 - 10/01/2018   27,814,468
                                                                         43,004,154    5.00     3/15/2033 - 1/15/2034    42,451,518
                                                                         11,598,195    5.50   8/01/2017 - 2/01/2018 (g)  12,030,312
                                                                         55,982,477    5.50     8/01/2033 - 1/15/2034    56,683,619
                                                                          8,562,341    6.00    4/01/2016 - 10/01/2017     8,984,430
                                                                         36,735,286    6.00     4/01/2033 - 1/15/2034    37,953,333
                                                                          3,230,852    6.50     4/01/2015 - 5/01/2017     3,422,706
                                                                         29,578,448    6.50   1/01/2026 - 9/01/2032 (g)  30,985,827
                                                                          1,398,257    7.00     1/01/2011 - 7/01/2017     1,492,709
                                                                         11,738,245    7.00    1/01/2020 - 11/01/2032    12,422,839
                                                                            325,479    7.50     5/01/2007 - 4/01/2016       347,389
                                                                          2,644,593    7.50     1/01/2023 - 9/01/2032     2,841,833
                                                                            891,504    8.00     6/01/2024 - 3/01/2032       964,817
                                                                            127,762    8.50     5/01/2028 - 8/01/2030       138,583
                                                                             20,092    9.00           9/01/2014              21,979
                                                                            288,062    9.50           2/01/2019             322,495
                                                                            104,577   10.00     3/01/2010 - 9/01/2017       114,794
                                                                             70,311   10.50           4/01/2016              77,500
                                                                             30,338   11.00     9/01/2016 - 3/01/2018        33,783
                                                                             11,622   11.50           8/01/2015              13,011
                                                                             38,187   12.50           2/01/2014              43,679
                      -------------------------------------------------------------------------------------------------------------
                      Government National Mortgage Association            4,487,391    4.50          10/15/2033           4,298,921
                                                                         13,260,394    5.50    8/15/2033 - 10/15/2033    13,494,937
                                                                          7,509,352    6.00     4/20/2026 - 4/15/2033     7,810,358
                                                                            100,737    6.50     2/15/2014 - 5/15/2014       107,392
                                                                          6,485,622    6.50     4/15/2026 - 5/15/2032     6,842,351
                                                                             65,960    7.00           4/15/2013              70,841
                                                                          3,403,628    7.00    7/15/2027 - 10/15/2031     3,630,810
                                                                          2,217,588    7.50     3/15/2024 - 3/15/2032     2,381,660
                                                                            805,874    8.00    12/15/2022 - 6/15/2031       878,953
                                                                            245,302    8.50    11/15/2017 - 3/15/2031       267,998
                                                                            187,365    9.00    4/15/2018 - 11/15/2024       209,495
                                                                             13,187    9.50           9/15/2021              14,765
                      -------------------------------------------------------------------------------------------------------------
                      Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$334,386,534)--38.3%              338,188,115
                      ==============================================================================================================


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     17

[LOGO] Merrill Lynch Investment Managers

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Banking--2.8%         A-        Aa1     $  125,000   Aristar Inc., 7.375% due 9/01/2004                             $    129,949
                      A-        A2         525,000   BB&T Corporation, 6.50% due 8/01/2011                               589,225
                                                     Banc One Corp.:
                      A         Aa3        830,000        6.875% due 8/01/2006                                           917,853
                      A-        A1         378,000        8% due 4/29/2027                                               474,988
                                                     Bank of America Corporation:
                      A+        Aa2      2,200,000        5.875% due 2/15/2009                                         2,410,531
                      A+        Aa2        410,000        4.875% due 9/15/2012                                           412,100
                      A+        Aa2        350,000        4.875% due 1/15/2013                                           349,431
                      A+        Aa3        365,000   The Bank of New York, 5.20% due 7/01/2007                           391,024
                      A+        Aa2         90,000   Citicorp, 6.375% due 11/15/2008                                      99,546
                      A-        A3         665,000   Comerica Inc., 4.80% due 5/01/2015                                  639,671
                      A+        A1         460,000   Deutsche Bank Financial, 7.50% due 4/25/2009                        535,445
                      A         Aa3        975,000   First Union Corporation, 7.55% due 8/18/2005                      1,062,885
                      BB+       Baa3       300,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                        322,233
                                                     FleetBoston Financial Corporation:
                      A         A1         585,000        7.25% due 9/15/2005                                            636,135
                      A         A1         700,000        4.20% due 11/30/2007                                           722,834
                      A         A1         900,000        3.85% due 2/15/2008                                            914,857
                      A+        A1         230,000   Golden West Financial Corporation, 4.75% due 10/01/2012             230,185
                      A         Aa3        250,000   HBOS PLC, 5.375% (a)(b)(c)                                          249,235
                      A         A1         765,000   HSBC Holding PLC, 7.50% due 7/15/2009                               894,474
                      A-        A3         500,000   M & T Bank, 3.85% due 4/01/2013 (c)                                 496,600
                                                     MBNA America Bank NA:
                      BBB+      Baa1       500,000        6.875% due 7/15/2004 (a)                                       513,093
                      BBB+      Baa1        25,000        7.75% due 9/15/2005                                             27,264
                      BBB+      Baa1       110,000        6.50% due 6/20/2006                                            119,767
                      BBB       Baa2       675,000        7.125% due 11/15/2012                                          771,911
                      A+        Aa3        395,000   Marshall & Ilsley Bank, 4.125% due 9/04/2007                        414,690
                      A+        A1         216,000   Mellon Bank NA, 7% due 3/15/2006                                    238,671
                      A         A2         500,000   Mellon Funding Corporation, 5% due 12/01/2014                       501,261
                      A+        Aa3        295,000   National City Bank of Indiana, 4% due 9/28/2007                     302,139
                      A         Aa3        113,000   NationsBank Corp., 6.60% due 5/15/2010                              125,097
                      BBB+      A3         900,000   PNC Funding Corporation, 5.25% due 11/15/2015                       891,889
                      A-        A2         350,000   Regions Financial Corporation, 6.375% due 5/15/2012                 385,038
                      BBB-      Baa3       450,000   Sovereign Bank, 5.125% due 3/15/2013                                446,778
                      A+        Aa3        705,000   SunTrust Bank, 5.45% due 12/01/2017                                 725,584
                      A-        A3         400,000   Synovus Financial, 4.875% due 2/15/2013                             393,487
                      A+        Aa3        700,000   U.S. Bancorp, 1.318% due 9/16/2005 (c)                              700,711
                      BBB+      A3         400,000   UnionBanCal Corporation, 5.25% due 12/16/2013                       403,990
                      A+        Aa2        525,000   Wachovia Bank NA, 4.85% due 7/30/2007                               566,031
                                                     Wachovia Corporation:
                      A         Aa3      1,170,000        4.95% due 11/01/2006                                         1,242,211
                      A-        A1         195,000        5.625% due 12/15/2008                                          210,883
                                                     Washington Mutual Finance Corporation:
                      A-        Aa1        760,000        8.25% due 6/15/2005                                            829,046
                      A-        Aa1        145,000        6.875% due 5/15/2011                                           166,471
                                                     Washington Mutual Inc.:
                      BBB+      A3         600,000        7.50% due 8/15/2006                                            670,285
                      BBB       Baa1        90,000        8.25% due 4/01/2010                                            108,218
                      AA-       Aa1        450,000   Wells Fargo Bank, NA, 6.45% due 2/01/2011                           505,278
                                                     Wells Fargo & Company:
                      AA-       Aa1        600,000        7.25% due 8/24/2005                                            651,779
                      AA-       Aa1        400,000        5.125% due 2/15/2007                                           426,743
                                                                                                                    ------------
                                                                                                                      24,817,516


18      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Financial Services--  BBB+      A3      $  330,000   ACE INA Holdings, 8.30% due 8/15/2006                          $    373,332
3.8%                  A         A3         400,000   AXA Financial Inc., 7.75% due 8/01/2010                             473,806
                      A+        A1         250,000   Allstate Corporation, 5.375% due 12/01/2006                         269,072
                      A+        A1         295,000   American Express Corporation, 6.875% due 11/01/2005                 321,265
                      AAA       Aaa        575,000   American General Corporation, 7.50% due 7/15/2025                   683,885
                      A+        A1         235,000   American General Finance, 5.875% due 7/14/2006                      253,595
                      BBB+      Baa1       215,000   Avalonbay Communities, 6.625% due 9/15/2011                         238,079
                                                     Bear Stearns Companies, Inc.:
                      A         A1         700,000        7.625% due 2/01/2005                                           744,753
                      A         A1         250,000        6.875% due 10/01/2005                                          270,495
                                                     CIT Group Inc.:
                      A         A2         340,000        5.625% due 5/17/2004                                           345,367
                      A         A2         450,000        6.50% due 2/07/2006                                            487,346
                                                     Capital One Bank:
                      BBB-      Baa2       570,000        6.875% due 2/01/2006                                           616,625
                      BBB-      Baa2       600,000        4.875% due 5/15/2008                                           617,492
                                                     Citigroup Inc.:
                      AA-       Aa1      2,965,000        5.75% due 5/10/2006                                          3,191,016
                      A+        Aa2        565,000        7.25% due 10/01/2010                                           658,540
                      AA-       Aa1        125,000        6.50% due 1/18/2011                                            140,935
                      A+        Aa2        740,000        6.625% due 6/15/2032                                           801,632
                                                     Commercial Credit Co.:
                      AA-       Aa1        500,000        6.75% due 7/01/2007                                            559,348
                      AA-       Aa1        450,000        10% due 5/15/2009                                              574,322
                      A         A3       2,240,000   Countrywide Home Loan, 5.625% due 7/15/2009                       2,404,241
                                                     Credit Suisse First Boston (USA) Inc.:
                      A+        Aa3      1,000,000        5.875% due 8/01/2006                                         1,079,432
                      A+        Aa3        250,000        4.625% due 1/15/2008                                           260,251
                      A+        Aa3        800,000        6.50% due 1/15/2012                                            890,417
                      BBB       Baa3       530,000   Developers Diversified Realty, 6.625% due 1/15/2008                 573,167
                      BBB+      Baa1       750,000   Duke Realty Corporation, 5.25% due 1/15/2010                        784,004
                                                     EOP Operating LP:
                      BBB+      Baa1       200,000        6.75% due 2/15/2012                                            220,907
                      BBB+      Baa1       145,000        7.25% due 6/15/2028                                            157,655
                      BBB+      Baa1        25,000        7.50% due 4/19/2029                                             27,979
                                                     The Goldman Sachs Group, Inc.:
                      A+        Aa3        800,000        7.625% due 8/17/2005                                           874,365
                      A+        Aa3        420,000        4.125% due 1/15/2008                                           430,627
                      A+        Aa3      1,310,000        6.875% due 1/15/2011                                         1,487,646
                      A+        Aa3        315,000        6.60% due 1/15/2012                                            352,022
                      A+        Aa3        405,000        6.125% due 2/15/2033                                           407,853
                      A-        A3         450,000   Hartford Life Inc., 7.375% due 3/01/2031                            527,617
                                                     International Lease Finance Corporation:
                      AA-       A1         650,000        4.375% due 12/15/2005                                          674,660
                      AA-       A1         386,000        5.625% due 6/01/2007                                           415,658
                      A         A2       1,445,000   J.P. Morgan Chase & Co., 6.625% due 3/15/2012                     1,614,225
                      A         A3         275,000   John Hancock Financial Services, 5.625% due 12/01/2008              297,058
                                                     Lehman Brothers Holdings, Inc.:
                      A         A1         800,000        6.625% due 4/01/2004                                           810,450
                      A         A1       1,000,000        6.25% due 5/15/2006                                          1,086,400
                      A         A1         600,000        7% due 2/01/2008                                               677,663
                      A         A1         245,000        7.875% due 8/15/2010                                           293,451
                      A         A1         725,000        6.625% due 1/18/2012                                           818,174
                      BBB       Baa2       500,000   Liberty Property LP, 7.25% due 3/15/2011                            570,303
                                                     Marsh & McLennan Companies Inc.:
                      AA-       A2         210,000        6.625% due 6/15/2004                                           214,836
                      AA-       A2         175,000        6.25% due 3/15/2012                                            190,103
                      A         A2         150,000   MetLife Inc., 6.125% due 12/01/2011                                 163,590


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     19

[LOGO] Merrill Lynch Investment Managers

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Financial Services    A+        Aa3     $  845,000   Morgan Stanley, Dean Witter, 6.60% due 4/01/2012               $    943,729
(concluded)           AA-       Aa3        445,000   New York Life Insurance, 5.875% due 5/15/2033 (a)                   442,276
                      AA        Aa3        265,000   Principal Life Global, 6.25% due 2/15/2012 (a)                      288,637
                      A+        A1         425,000   Progressive Corporation, 6.25% due 12/01/2032                       443,668
                      BBB       Baa2       500,000   Simon Debartolo, 6.75% due 7/15/2004                                513,010
                      AAA       Aaa        150,000   SunAmerica Inc., 5.60% due 7/31/2097                                129,434
                      A-        A2         500,000   Travelers Property Casualty, 6.375% due 3/15/2033                   521,385
                      A-        Baa1       750,000   Vectren Utility Holdings, 5.25% due 8/01/2013                       751,854
                                                                                                                    ------------
                                                                                                                      33,959,652
================================================================================================================================
Financial Services--                                 Household Finance Corporation:
Consumer--0.5%        A         A1       2,015,000        5.875% due 2/01/2009                                         2,188,217
                      A         A1         750,000        7% due 5/15/2012                                               855,276
                      BBB+      Baa3       250,000   NLV Financial Corporation, 7.50% due 8/15/2033 (a)                  259,620
                      AA        A2         750,000   Western & Southern Financial Group Inc., 5.75%
                                                     due 7/15/2033 (a)                                                   706,822
                                                                                                                    ------------
                                                                                                                       4,009,935
================================================================================================================================
Foreign Government    AAA       Aaa      2,240,000   Canadian Government Bond, 5.25% due 11/05/2008                    2,427,737
Obligations--2.2%     BBB       A2         500,000   People's Republic of China, 7.30% due 12/15/2008                    580,353
                      BBB-      Baa1     1,025,000   Petroleos Mexicanos, 8.85% due 9/15/2007                          1,186,438
                      AA-       Aa2        445,000   Province of British Columbia, 4.625% due 10/03/2006                 469,104
                      AA-       Aa2      1,120,000   Province of Manitoba, 5.50% due 10/01/2008                        1,208,041
                                                     Province of Ontario:
                      AA        NR*      3,000,000        6% due 2/21/2006                                             3,232,656
                      AA        Aa2        840,000        5.50% due 10/01/2008                                           912,497
                      A+        A1       1,025,000   Province of Quebec, 7.50% due 9/15/2029                           1,276,708
                      A+        Aa3        603,000   Province of Saskatchewan, 8% due 7/15/2004                          623,556
                      AAA       Aaa      1,120,000   Republic of Finland, 5.875% due 2/27/2006                         1,206,393
                                                     Republic of Italy:
                      AA        NR*        900,000        5.25% due 4/05/2006                                            957,281
                      AA        NR*      1,050,000        4.375% due 10/25/2006                                        1,099,886
                                                     United Mexican States:
                      BBB-      Baa2     2,320,000        9.875% due 2/01/2010                                         2,929,000
                      BBB-      Baa2       900,000        6.375% due 1/16/2013                                           933,750
                                                                                                                    ------------
                                                                                                                      19,043,400
================================================================================================================================
Industrial--Consumer  BBB       Baa2        60,000   Albertson's Inc., 7.50% due 2/15/2011                                68,781
Goods--1.4%                                          Anheuser-Busch Companies, Inc.:
                      A+        A1         160,000        5.95% due 1/15/2033                                            164,259
                      A+        A1         390,000        6% due 11/01/2041                                              397,630
                      A         A2         500,000   Brown-Forman Corporation, 3% due 3/15/2008                          489,361
                      A         A3         600,000   Campbell Soup Company, 4.875% due 10/01/2013                        600,636
                      BBB-      Baa3       600,000   Cia Brasileira de Bebida, 8.75% due 9/15/2013 (a)                   636,000
                      A         A2         960,000   Coca-Cola Enterprises, 6.75% due 9/15/2028                        1,070,665
                                                     Conagra Foods Inc.:
                      BBB+      Baa1       200,000        7% due 10/01/2028                                              219,811
                      BBB+      Baa1       370,000        8.25% due 9/15/2030                                            464,299
                      A         A2         140,000   Diageo Capital PLC, 3.50% due 11/19/2007                            141,207
                      BBB-      Baa3       500,000   The Dial Corporation, 6.50% due 9/15/2008                           559,301
                      A         A2         500,000   Fortune Brands, Inc., 2.875% due 12/01/2006                         503,096
                      BBB+      Baa2       355,000   General Mills Inc., 6% due 2/15/2012                                379,626
                      BBB       Baa2       575,000   International Paper Company, 8.125% due 7/08/2005                   626,376
                      BBB       Baa2       432,000   Kellogg Company, 6% due 4/01/2006                                   462,905
                      AA-       Aa2        294,000   Kimberly-Clark Corporation, 7.10% due 8/01/2007                     335,533
                      BBB+      A3         225,000   Kraft Foods Inc., 4.625% due 11/01/2006                             234,794
                                                     Kroger Company:
                      BBB       Baa3       160,000        7.625% due 9/15/2006                                           178,308
                      BBB       Baa3        85,000        7.70% due 6/01/2029                                             99,250
                      BBB       Baa3       250,000        7.50% due 4/01/2031                                            288,068


20      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

                       Master Aggregate Bond Index Series      (in U.S. dollars)


                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Industrial--Consumer  BBB+      Baa1    $  500,000   Miller Brewing Company, 5.50% due 8/15/2013 (a)                $    510,822
Goods (concluded)     A-        A3         500,000   Nabisco, Inc., 6.375% due 2/01/2005                                 521,828
                      BBB       Ba1        300,000   Packaging Corp. of America, 5.75% due 8/01/2013                     303,062
                      A         A3         155,000   Pepsi Bottling Group, Inc., 7% due 3/01/2029                        177,635
                      A+        A1          92,000   Pepsi Bottling Holdings Inc., 5.625% due 2/17/2009 (a)               99,899
                      BBB       Baa2       300,000   Safeway Inc., 6.15% due 3/01/2006                                   320,997
                      BBB       Baa2       290,000   Sappi Papier Holdings AG, 6.75% due 6/15/2012 (a)                   317,010
                      A+        A3         520,000   Sara Lee Corporation, 6.25% due 9/15/2011                           577,413
                                                     Sealed Air Corporation:
                      BBB       Baa3       400,000        5.375% due 4/15/2008                                           422,356
                      BBB       Baa3       135,000        6.95% due 5/15/2009 (a)                                        151,722
                      BBB-      Baa2       700,000   Staples, Inc., 7.125% due 8/15/2007                                 770,162
                      BBB       Baa3       390,000   SuperValu Inc., 7.50% due 5/15/2012                                 443,022
                                                                                                                    ------------
                                                                                                                      12,535,834
================================================================================================================================
Industrial--Energy--                                 Anadarko Finance Company:
1.4%                  BBB+      Baa1       390,000        6.75% due 5/01/2011                                            442,116
                      BBB+      Baa1       265,000        7.50% due 5/01/2031                                            310,442
                                                     Apache Corporation:
                      A-        A3         565,000        6.25% due 4/15/2012                                            628,101
                      A-        A3         190,000        7.625% due 7/01/2019                                           232,416
                      AA+       Aa1        390,000   Atlantic Richfield, 5.90% due 4/15/2009                             431,356
                      A-        A3         150,000   Atmos Energy Corporation, 5.125% due 1/15/2013                      152,294
                      BBB+      Baa1       330,000   Chevron Phillips Chemical Company, 5.375% due 6/15/2007             351,341
                                                     ChevronTexaco Capital Company:
                      AA        Aa2        230,000        3.50% due 9/17/2007                                            234,249
                      AA        Aa2        165,000        3.375% due 2/15/2008                                           165,783
                      A         A2         325,000   Colonial Pipeline, 7.63% due 4/15/2032 (a)                          397,703
                                                     ConocoPhillips Holding Company:
                      A-        A3         570,000        6.35% due 4/15/2009                                            639,446
                      A-        A3       1,720,000        4.75% due 10/15/2012                                         1,727,238
                      A-        A3         505,000        6.95% due 4/15/2029                                            572,690
                      BBB+      A3          75,000   Consolidated Natural Gas, 6.25% due 11/01/2011                       82,848
                                                     Duke Energy Corporation:
                      A-        A3         400,000        3.75% due 3/05/2008                                            403,129
                      BBB+      Baa1       550,000        6.25% due 1/15/2012                                            594,867
                      BBB-      Baa2       350,000   Enterprise Products Operating LP, 6.875% due 3/01/2033              349,738
                      BBB+      Baa1       945,000   Kinder Morgan Energy Partners, LP, 6.75% due 3/15/2011            1,060,757
                      BBB       Baa2       475,000   Kinder Morgan, Inc., 6.50% due 9/01/2012                            524,162
                      NR*       A1         350,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                     356,310
                      A-        Baa1       100,000   Murphy Oil Corporation, 6.375% due 5/01/2012                        109,899
                      A-        A3         225,000   Nabors Industries Inc., 5.375% due 8/15/2012                        233,060
                      BBB       Baa3       480,000   NiSource Finance Corporation, 7.625% due 11/15/2005                 524,399
                      BBB-      Baa3       450,000   Ocean Energy Inc., 7.25% due 10/01/2011                             517,896
                      A-        A3         400,000   Phillips Petroleum, 8.50% due 5/25/2005                             436,048
                      AA        Aa3        250,000   Texaco Capital Inc., 8.625% due 6/30/2010                           314,418
                      BBB       Baa3       300,000   Valero Energy Corporation, 6.875% due 4/15/2012                     331,980
                                                                                                                    ------------
                                                                                                                      12,124,686
================================================================================================================================
Industrial--          A-        Baa1       340,000   Alcan Inc., 6.45% due 3/15/2011                                     379,660
Manufacturing--3.6%   A-        A2         150,000   Alcoa Inc., 6% due 1/15/2012                                        163,014
                      A+        A1         600,000   American Honda Finance, 1.42% due 10/03/2005 (a)(c)                 602,473
                      A         A3         320,000   Baxter International Inc., 4.625% due 3/15/2015                     305,559
                      A         A3         225,000   Boeing Capital Corporation, 7.10% due 9/27/2005                     243,335
                      A         A2         265,000   Caterpillar Financial Services Corporation, 4.875%
                                                     due 6/15/2007                                                       281,409
                                                     Centex Corporation:
                      BBB       Baa2       390,000        7.875% due 2/01/2011                                           458,548
                      BBB       Baa2       100,000        7.50% due 1/15/2012                                            115,358
                      A-        A3         450,000   Cooper Industries Inc., 5.50% due 11/01/2009                        483,927


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     21

[LOGO] Merrill Lynch Investment Managers

                       Master Aggregate Bond Index Series      (in U.S. dollars)


                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Industrial--                                         DaimlerChrysler NA Holdings:
Manufacturing         BBB       A3      $1,530,000        6.40% due 5/15/2006                                       $  1,639,253
(concluded)           BBB       A3         280,000        7.30% due 1/15/2012                                            311,765
                      BBB       A3         600,000        8.50% due 1/18/2031                                            716,870
                      A-        A3         720,000   Deere & Co., 7.85% due 5/15/2010                                    869,998
                      BBB-      Baa2       555,000   Delphi Auto Systems Corporation, 6.55% due 6/15/2006                595,537
                      BBB-      Baa3       270,000   Domtar Inc., 7.875% due 10/15/2011                                  318,408
                      A         A2         335,000   Emerson Electric Company, 7.875% due 6/01/2005                      362,871
                      BBB-      Baa1     2,005,000   Ford Motor Company, 7.45% due 7/16/2031                           2,026,095
                                                     Ford Motor Credit Company:
                      BBB-      A3       1,410,000        6.875% due 2/01/2006                                         1,504,904
                      BBB-      A3         200,000        7.25% due 10/25/2011                                           216,913
                      AAA       Aaa      2,410,000   General Electric Capital Corporation, 6.75% due 3/15/2032         2,668,162
                      AAA       Aaa        325,000   General Electric Company, 5% due 2/01/2013                          328,684
                                                     General Motors Acceptance Corporation:
                      BBB       A3         749,000        6.85% due 6/17/2004                                            766,644
                      BBB       A3         772,000        7.75% due 1/19/2010                                            875,107
                      BBB       A3         140,000        6.875% due 9/15/2011                                           150,798
                      BBB       A3       1,075,000        7% due 2/01/2012                                             1,155,781
                      BBB       A3       1,853,000        8% due 11/01/2031                                            2,080,858
                      BBB+      Baa1       555,000   Hanson Australia Funding, 5.25% due 3/15/2013                       552,438
                      A         A1         150,000   Harley-Davidson Funding Corp., 3.625% due 12/15/2008 (a)            149,622
                      BBB-      Baa2     1,000,000   Hertz Corp., 7% due 1/15/2028                                       939,400
                      A         A2         515,000   Honeywell International, 6.125% due 11/01/2011                      566,298
                                                     IBM Corporation:
                      A+        A1         395,000        6.45% due 8/01/2007                                            439,885
                      A+        A1         200,000        4.75% due 11/29/2012                                           200,423
                      A         A2         400,000   Johnson Controls, Inc., 4.875% due 9/15/2013                        403,513
                      A-        A3         121,437   Kern River Funding Corporation, 4.893% due 4/30/2018 (a)            120,852
                      BBB-      Baa3       200,000   Lennar Corporation, 5.95% due 3/01/2013                             209,271
                                                     Lockheed Martin Corporation:
                      BBB       Baa2       135,000        7.75% due 5/01/2026                                            162,197
                      BBB       Baa2       450,000        8.50% due 12/01/2029                                           589,668
                      BBB-      Baa3       250,000   MDC Holdings Inc., 5.50% due 5/15/2013                              250,525
                      BBB       Baa2       325,000   Martin Marietta Corp., 7.375% due 4/15/2013                         375,306
                                                     Masco Corporation:
                      BBB+      Baa1       365,000        6% due 5/03/2004                                               370,050
                      BBB+      Baa1        45,000        6.50% due 8/15/2032                                             47,230
                                                     Newell Rubbermaid Inc.:
                      BBB+      Baa2       250,000        4.625% due 12/15/2009                                          251,441
                      BBB+      Baa2       300,000        4% due 5/01/2010                                               290,267
                      AA        Aa3        385,000   Pitney Bowes Inc., 4.75% due 5/15/2018                              367,226
                                                     Pulte Homes Inc.:
                      BBB-      Baa3       110,000        7.875% due 8/01/2011                                           129,649
                      BBB-      Baa3       105,000        6.25% due 2/15/2013                                            111,465
                                                     Raytheon Company:
                      BBB-      Baa3       160,000        8.20% due 3/01/2006                                            179,446
                      BBB-      Baa3        35,000        6.15% due 11/01/2008                                            38,085
                      BBB-      Baa3     1,300,000        8.30% due 3/01/2010                                          1,559,880
                      BBB-      Baa3       350,000        6.75% due 3/15/2018                                            378,004
                      A         A2         500,000   Rockwell Collins, Inc., 4.75% due 12/01/2013                        497,623
                      A-        A3         400,000   Science Applications International, 5.50% due 7/01/2033             365,816
                      A         A2         225,000   The Stanley Works, 4.90% due 11/01/2012                             227,718
                      A-        A3         870,000   Textron Financial Corporation, 2.75% due 6/01/2006                  868,203
                      NR*       Ba1        400,000   Timken Company, 6.75% due 8/21/2006                                 409,060
                      BBB-      Baa3       325,000   Toll Brothers, Inc., 6.875% due 11/15/2012                          358,371
                      BBB       Baa2       830,000   Weyerhaeuser Company, 5.95% due 11/01/2008                          892,154
                                                                                                                    ------------
                                                                                                                      31,923,017


22      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Industrial--Other--   AA        A1      $  441,000   Abbott Laboratories, 5.625% due 7/01/2006                      $    475,679
2.2%                  A+        A1         285,000   Archer-Daniels-Midland, 5.935% due 10/01/2032                       286,342
                      BBB       Baa2       200,000   BRE Properties, 5.95% due 3/15/2007                                 214,419
                      BBB+      Baa2     1,205,000   Burlington Northern Santa Fe Corporation, 6.75% due 7/15/2011     1,365,992
                      BBB       Baa2       490,000   CSX Corporation, 6.75% due 3/15/2011                                551,612
                      BBB       Baa2       650,000   Centerpoint Properties, 4.75% due 8/01/2010                         652,722
                                                     Continental Airlines, Inc.:
                      AAA       Aaa      1,140,000        6.563% due 2/15/2012                                         1,212,284
                      BBB       Ba3        250,000        7.875% due 7/02/2018                                           251,467
                      A-        A3         480,000   Dow Chemical, 5.75% due 11/15/2009                                  513,912
                      AA        Aa3        680,000   Eli Lilly & Company, 7.125% due 6/01/2025                           803,838
                      A         A2         540,000   General Dynamics Corporation, 3% due 5/15/2008                      527,237
                      BBB       Baa2       400,000   HRPT Properties Trust, 5.75% due 2/15/2014                          401,085
                      BBB       Baa2       500,000   Harris Corporation, 6.35% due 2/01/2028                             533,971
                      BBB+      Baa2       350,000   Health Care Properties Investors Inc., 6.45% due 6/25/2012          379,552
                      BBB       Baa3       700,000   ICI North America, 8.875% due 11/15/2006                            806,088
                      A-        Baa2       550,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                       528,830
                      AAA       Aaa      2,500,000   J. Paul Getty Trust, 5.875% due 10/01/2033                        2,474,595
                      NR*       A3       2,034,000   Morgan Stanley (TRACER), 5.838% due 3/01/2007 (a)(c)(d)           2,186,733
                      BBB       Baa2       235,000   New Plan Excel Realty Trust, 5.875% due 6/15/2007                   254,956
                                                     Norfolk Southern Corporation:
                      BBB       Baa1       675,000        6.75% due 2/15/2011                                            768,706
                      BBB       Baa1       220,000        7.25% due 2/15/2031                                            249,131
                      BBB       Baa3       237,000   Northrop Grumman Corporation, 7.125% due 2/15/2011                  274,111
                      AAA       Aaa        420,000   Pfizer Inc., 5.625% due 2/01/2006                                   449,481
                      BBB+      Baa2       170,000   Placer Dome Inc., 6.375% due 3/01/2033                              172,084
                                                     Praxair, Inc.:
                      A-        A3         235,000        6.50% due 3/01/2008                                            261,120
                      A-        A3         135,000        6.375% due 4/01/2012                                           150,210
                      A-        A3          70,000        3.95% due 6/01/2013                                             65,588
                      BBB-      Baa3       715,000   Rock-Tenn Company, 5.625% due 3/15/2013                             719,266
                      A         Baa1       400,000   Southwest Airlines Co., 8% due 3/01/2005                            424,511
                      NR*       Baa2     1,080,000   Union Pacific Corp., 5.75% due 10/15/2007                         1,165,497
                      A         A2         455,000   United Technology Corporation, 6.35% due 3/01/2011                  508,327
                                                                                                                    ------------
                                                                                                                      19,629,346
================================================================================================================================
Industrial--                                         AOL Time Warner Inc.:
Services--3.2%        BBB+      Baa1     1,880,000        6.875% due 5/01/2012                                         2,115,573
                      BBB+      Baa1       400,000        7.70% due 5/01/2032                                            466,842
                      BBB-      Baa3       600,000   Aramark Services Inc., 6.375% due 2/15/2008                         640,114
                      BBB+      Baa2       350,000   Berkley (WR) Corporation, 5.125% due 9/30/2010                      353,739
                                                     Carnival Corporation:
                      A-        A3         380,000        3.75% due 11/15/2007 (a)                                       380,679
                      A-        A3         225,000        6.15% due 4/15/2008                                            245,018
                      BBB+      Baa2       600,000   Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013             586,979
                      BBB       Baa1       815,000   Cendant Corporation, 6.875% due 8/15/2006                           894,171
                                                     Citizens Communications Company:
                      BBB       Baa2     1,210,000        8.50% due 5/15/2006                                          1,321,152
                      BBB       Baa2       275,000        7.625% due 8/15/2008                                           301,112
                      BBB-      Baa3       450,000   Clear Channel Communications, Inc., 7.25% due 10/15/2027            508,180
                      BBB       Baa3       450,000   Comcast Cable Communications, 8.875% due 5/01/2017                  578,921
                                                     Comcast Corporation:
                      BBB       Baa3       550,000        5.85% due 1/15/2010                                            587,243
                      BBB       Baa3       685,000        7.05% due 3/15/2033                                            745,152
                      BBB       Baa2       350,000   Cox Communications Inc., 7.125% due 10/01/2012                      403,695
                                                     Dayton Hudson Corp.:
                      A+        A2         888,000        10% due 1/01/2011                                            1,171,611
                      A+        A2         100,000        6.75% due 1/01/2028                                            109,201


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     23

[LOGO] Merrill Lynch Investment Managers

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Industrial--Services                                 Federated Department Stores:
(concluded)           BBB+      Baa1    $   25,000        6.625% due 9/01/2008                                      $     27,681
                      BBB+      Baa1       135,000        6.30% due 4/01/2009                                            148,106
                      BBB+      Baa1       270,000        6.625% due 4/01/2011                                           303,175
                      A+        A1         435,000   First Data Corporation, 6.375% due 12/15/2007                       481,683
                      BBB+      Baa2       470,000   Fiserv, Inc., 4% due 4/15/2008                                      467,786
                      A         A2         375,000   Gannett Company Inc., 5.50% due 4/01/2007                           406,464
                      A-        A3         610,000   Hewlett-Packard Company, 3.625% due 3/15/2008                       611,036
                      A-        A3         235,000   Kohl's Corporation, 6.30% due 3/01/2011                             263,702
                                                     Liberty Media Corporation:
                      BBB-      Baa3       810,000        7.875% due 7/15/2009                                           938,287
                      BBB-      Baa3       655,000        5.70% due 5/15/2013                                            662,379
                      BBB+      Baa1       450,000   Limited Brands Inc., 6.125% due 12/01/2012                          482,318
                                                     Lowe's Companies Inc.:
                      A         A2         250,000        6.875% due 2/15/2028                                           281,821
                      A         A2          65,000        6.50% due 3/15/2029                                             70,326
                      BBB       Ba1        360,000   Manor Care, Inc., 6.25% due 5/01/2013                               379,350
                                                     News America Incorporated:
                      BBB-      Baa3       550,000        7.25% due 5/18/2018                                            624,478
                      BBB-      Baa3       340,000        7.28% due 6/30/2028                                            379,012
                      BBB       Baa3       300,000   Norske Skog Industrier ASA, 6.125% due 10/15/2015 (a)               303,783
                      BBB+      Baa3       300,000   RLI Corp., 5.95% due 1/15/2014                                      298,725
                      A-        A3       1,700,000   Reed Elsevier Capital, 6.125% due 8/01/2006                       1,852,160
                      BBB       Baa3       200,000   Tele-Communications Inc., 9.80% due 2/01/2012                       260,889
                                                     The Thomson Corporation:
                      A-        A3         345,000        5.75% due 2/01/2008                                            374,072
                      A-        A3         325,000        4.25% due 8/15/2009                                            328,123
                                                     Time Warner Inc.:
                      BBB+      Baa1     1,020,000        7.75% due 6/15/2005                                          1,100,622
                      BBB+      Baa1       352,000        6.875% due 6/15/2018                                           387,091
                      BBB-      Baa3       715,000   USA Interactive, 7% due 1/15/2013                                   788,343
                      AAA       Aaa        570,000   United Parcel Service, 8.375% due 4/01/2020                         735,005
                      BBB-      Baa3       500,000   Univision Communication Inc., 7.85% due 7/15/2011                   594,420
                      A-        A3         510,000   Viacom Inc., 7.75% due 6/01/2005                                    551,447
                      AA        Aa2        510,000   Wal-Mart Stores, Inc., 6.875% due 8/10/2009                         587,545
                                                     Waste Management Inc.:
                      BBB       Baa3       375,000        6.50% due 5/15/2004                                            381,309
                      BBB       Baa3     1,250,000        7.375% due 8/01/2010                                         1,444,413
                      A         Baa1       600,000   Wyeth, 5.50% due 2/01/2014                                          606,849
                                                                                                                    ------------
                                                                                                                      28,531,782
================================================================================================================================
Utilities--           A         A2         315,000   ALLTEL Corporation, 7% due 7/01/2012                                357,667
Communications--      BBB       Baa2       450,000   AT&T Corporation, 8.05% due 11/15/2011                              517,941
1.9%                  BBB       Baa2       825,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031                  1,017,909
                      A+        A1         900,000   Ameritech Capital Funding, 6.45% due 1/15/2018                      973,318
                      A+        A1         514,000   BellSouth Corporation, 6% due 10/15/2011                            557,299
                      A-        Baa1       970,000   British Telecom PLC, 8.375% due 12/15/2010                        1,180,370
                      BBB+      Baa2       400,000   CenturyTel Inc., 7.875% due 8/15/2012                               473,770
                                                     Deutsche Telekom International Finance:
                      BBB+      Baa3     1,565,000        8.25% due 6/15/2005                                          1,697,642
                      BBB+      Baa3       510,000        8.50% due 6/15/2010                                            616,649
                      BBB+      Baa3       450,000        8.75% due 6/15/2030                                            574,843
                                                     France Telecom:
                      BBB       Baa3       700,000        9.25% due 3/01/2011                                            840,757
                      BBB       Baa3       650,000        10% due 3/01/2031                                              863,639
                                                     GTE Corporation:
                      A+        A3       1,100,000        6.84% due 4/15/2018                                          1,202,831
                      A+        A3         255,000        6.94% due 4/15/2028                                            267,547
                      BBB+      Baa3       200,000   Intelsat, Ltd., 6.50% due 11/01/2013 (a)                            208,679


24      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Utilities--           BBB+      Baa1    $  790,000   Koninklijke (KPN) NV, 8% due 10/01/2010                        $    945,051
Communications                                       Sprint Capital Corporation:
(concluded)           BBB-      Baa3     1,091,000        8.375% due 3/15/2012                                         1,274,070
                      BBB-      Baa3       600,000        6.90% due 5/01/2019                                            612,923
                      BBB+      Baa2       750,000   Telecom Italia Capital SA, 5.25% due 11/15/2013 (a)                 751,493
                                                     Verizon Global Funding Corporation:
                      A+        A2         700,000        6.75% due 12/01/2005                                           759,549
                      A+        A2         765,000        7.375% due 9/01/2012                                           886,450
                      A+        A2          85,000   Verizon New York Inc., 6.875% due 4/01/2012                          94,053
                      A+        A3          80,000   Verizon Wireless Capital LLC, 5.375% due 12/15/2006                  85,368
                                                                                                                    ------------
                                                                                                                      16,759,818
================================================================================================================================
Utilities--Gas &      BBB+      Baa1       200,000   AGL Capital Corporation, 4.45% due 4/15/2013                        189,947
Electric--1.4%        A-        Baa2       270,000   AmerenEnergy Generating, 7.95% due 6/01/2032                        325,254
                      A         A2         300,000   Australian Gas Light Company, 5.30% due 9/25/2015 (a)               303,555
                      BBB+      A2         605,000   Baltimore Gas & Electric, 5.20% due 6/15/2033                       549,705
                      BBB       Baa1       115,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012              120,989
                      BBB+      Baa1       500,000   Commonwealth Edison Company, 6.95% due 7/15/2018                    565,621
                      BBB       Baa2       135,000   Conectiv Inc., 5.30% due 6/01/2005                                  140,282
                      A         A1         550,000   Consolidated Edison Company of New York, 5.10% due 6/15/2033        497,361
                      BBB-      Baa3       495,000   Consumers Energy, 4.25% due 4/15/2008 (a)                           499,944
                                                     Dominion Resources Inc.:
                      BBB+      Baa1       541,000        8.125% due 6/15/2010                                           648,957
                      BBB+      Baa1       360,000        6.30% due 3/15/2033                                            364,691
                      BBB+      Baa2       725,000   Entergy Mississippi Inc., 5.15% due 2/01/2013                       709,476
                      BBB+      Baa2       120,000   Exelon Corporation, 6.75% due 5/01/2011                             134,030
                      A-        A2         170,000   FPL Group Capital Inc., 7.625% due 9/15/2006                        190,855
                      BB+       Baa2       920,000   FirstEnergy Corp., 6.45% due 11/15/2011                             953,532
                      A         Aa3        170,000   Florida Power and Light, 6.875% due 12/01/2005                      184,946
                      A         A2         160,000   Georgia Power Company, 5.125% due 11/15/2012                        163,229
                      BBB-      Baa3       510,000   MidAmerican Energy Holdings, 5.875% due 10/01/2012                  534,750
                      BBB       Baa2       200,000   New York State Electric & Gas, 5.75% due 5/01/2023                  190,286
                      BBB       A3         200,000   Ohio Power Company, 6.60% due 2/15/2033                             214,633
                      BBB       Baa1       530,000   Oncor Electric Delivery, 6.375% due 5/01/2012                       582,463
                      BBB       Baa2       200,000   Pepco Holdings Inc., 4% due 5/15/2010                               194,325
                      BBB-      Baa2       635,000   Progress Energy Inc., 7.10% due 3/01/2011                           715,406
                      BBB-      Baa3       350,000   Public Service Company of New Mexico, 4.40% due 9/15/2008           354,423
                      A-        A3         745,000   Public Service Electric & Gas, 5.125% due 9/01/2012                 761,222
                      A-        A1         170,000   South Carolina Electric & Gas Company, 6.70% due 2/01/2011          192,464
                      A+        A1         385,000   Southern California Gas Company, 4.80% due 10/01/2012               387,357
                      BBB+      Baa1       590,000   Southern Power Company, 6.25% due 7/15/2012                         637,501
                      BBB       Baa2       150,000   TGT Pipeline, LLC, 5.20% due 6/01/2018                              140,450
                      BBB+      Baa1       300,000   Texas Gas Transmission Corporation, 4.60% due 6/01/2015             282,676
                      A-        A1         277,000   Union Electric Company, 5.25% due 9/01/2012                         285,526
                      A-        A1         280,000   Wisconsin Electric Power, 5.625% due 5/15/2033                      271,909
                                                                                                                    ------------
                                                                                                                      12,287,765
================================================================================================================================


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     25

[LOGO] Merrill Lynch Investment Managers

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                      S&P       Moody's   Face
Industry+             Ratings@  Ratings@  Amount     Corporate Bonds & Notes                                           Value
================================================================================================================================
Yankee--Corporate--                                  BHP Finance USA Limited:
2.2%                  A+        A2      $  105,000        4.80% due 4/15/2013                                       $    105,268
                      A+        A2         365,000        6.42% due 3/01/2026                                            390,047
                      A-        A1         200,000   BSCH Issuances Ltd., 7.625% due 9/14/2010                           237,085
                      A-        Baa3       730,000   Brascan Corporation, 5.75% due 3/01/2010                            772,811
                      BBB+      Baa1       730,000   Burlington Resources Finance, 6.50% due 12/01/2011                  815,276
                      BBB+      Baa1       500,000   Canadian National Railways, 6.375% due 10/15/2011                   551,818
                      A         A2         535,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                 593,616
                      A-        A2         120,000   Corporacion Nacional del Cobre (Codelco), 6.375%
                                                     due 11/30/2012 (a)                                                  129,821
                      A-        Baa1       250,000   EnCana Corp., 4.75% due 10/15/2013                                  246,468
                      A+        A1       1,160,000   Hydro-Quebec, 8.875% due 3/01/2026                                1,615,870
                      BBB-      Baa3       300,000   Inco Limited, 7.75% due 5/15/2012                                   349,968
                                                     Inter-American Development Bank:
                      AAA       Aaa        975,000        5.75% due 2/26/2008                                          1,070,613
                      AAA       NR*      1,000,000        6.80% due 10/15/2025                                         1,159,338
                                                     International Bank for Reconstruction and Development:
                      AAA       Aaa      2,090,000        4.75% due 4/30/2004                                          2,114,574
                      AAA       Aaa        250,000        3.50% due 10/22/2004                                           254,366
                      AAA       Aaa        530,000   KFW International Finance, 4.75% due 1/24/2007                      568,554
                      A-        A3         610,000   Korea Development Bank, 4.25% due 11/13/2007                        621,042
                      AA-       A1         570,000   National Australia Bank Ltd., 8.60% due 5/19/2010                   705,869
                      BBB       Baa2       500,000   Nexen Inc., 5.05% due 11/20/2013                                    492,984
                      BBB-      Baa3     1,165,000   Noranda Inc., 7% due 7/15/2005                                    1,231,242
                      A         A2         950,000   Norsk Hydro A/S, 6.36% due 1/15/2009                              1,055,013
                                                     Pemex Project Funding Master Trust:
                      BBB-      Baa1     1,205,000        9.125% due 10/13/2010                                        1,430,938
                      BBB-      Baa1       400,000        7.375% due 12/15/2014                                          427,000
                      BBB-      Baa1        40,000        8.625% due 2/01/2022                                            44,300
                      BBB+      Baa2       345,000   Potash Corporation of Saskatchewan, 7.75% due 5/31/2011             405,087
                      A+        A1         565,000   Unilever Capital Corporation, 7.125% due 11/01/2010                 656,870
                                                     Vodafone Group PLC:
                      A         A2         530,000        7.75% due 2/15/2010                                            628,153
                      A         A2         185,000        7.875% due 2/15/2030                                           227,263
                      A+        A1         350,000   Westpac Banking Corporation, 4.625% due 6/01/2018                   326,058
                                                                                                                    ------------
                                                                                                                      19,227,312
                      ----------------------------------------------------------------------------------------------------------
                      Total Corporate Bonds & Notes (Cost--$224,726,827)--26.6%                                      234,850,063
                      ==========================================================================================================

State                                                Municipal Bonds
================================================================================================================================
Texas--0.1%           A         A1         250,000   Harris County, Texas, Industrial Development Corporation,
                                                     Solid Waste Disposal Revenue Bonds (Deer Park Refining LP),
                                                     5.683% due 3/01/2023                                                254,208
                      AA        Aa3        500,000   Illinois State, GO, 5.10% due 6/01/2033                             459,735
                      ----------------------------------------------------------------------------------------------------------
                      Total Municipal Bonds (Cost--$696,181)--0.1%                                                       713,943
                      ==========================================================================================================


26      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Schedule of Investments (concluded)
                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                      Face
                                      Amount        Short-Term Investments                                            Value
===============================================================================================================================
                      Commercial      $40,000,000   CBA (Delaware) Finance, 1.08% due 1/14/2004                    $ 39,985,600
                      Paper***
                      =========================================================================================================
                      Repurchase       40,200,000   Morgan Stanley & Co., Inc., purchased on 12/31/2003 to
                      Agreements                    yield 0.92% to 1/02/2004, repurchase price $40,202,055,
                                                    collaterized by Federal Home Loan Mortgage Corporation,
                                                    5% due 12/01/2018                                                40,200,000
                      =========================================================================================================

                                      Shares
                                      Held
                      =========================================================================================================
                                      126,137,000   Merrill Lynch Premier Institutional Fund (e)(f)                 126,137,000
                      ---------------------------------------------------------------------------------------------------------
                      Total Short-Term Investments (Cost--$206,322,600)--23.3%                                      206,322,600
===============================================================================================================================
                      Total Investments (Cost--$1,046,945,205)--121.0%                                            1,068,562,794

                      Liabilities in Excess of Other Assets--(21.0%)                                               (185,535,909)
                                                                                                                 --------------
                      Net Assets++--100.0%                                                                       $  883,026,885
                                                                                                                 ==============

@     Ratings of issues shown are unaudited.

+ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++    Swap contracts entered into as of December 31, 2003 were as follows:

      --------------------------------------------------------------------------
                                                        Notional    Unrealized
                                                         Amount    Appreciation
      --------------------------------------------------------------------------
      Receive a variable return equal to
      Lehman Brothers CMBS Investment
      Grade Index Total Return and pay
      floating rate based on 1-month USD
      LIBOR, minus .55%
      Broker, Morgan Stanley Capital
      Services Inc.
      Expires March 2004                               $22,000,000         --
      --------------------------------------------------------------------------

*     Not Rated.

** Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Series.


(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)   The security is a perpetual bond and has no definite maturity date.

(c)   Floating rate note.

(d)   Tradable Custodial Receipts (TRACERS).

(e) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                     Interest/
                                                   Net               Dividend
      Affiliate                                 Activity              Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC    $    (303,426)       $      10,133
       Money Market Series

      Merrill Lynch Premier
       Institutional Fund                      125,867,842        $      68,214
      --------------------------------------------------------------------------

(f)   Security was purchased with the cash proceeds from securities loans.

(g) Includes a "to-be-announced" (TBA) transaction. The Series has committed to selling securities for which all specific information is not available at this time.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     27

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of December 31, 2003
=========================================================================================================
Assets
---------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of
                     $122,218,764) (identified cost--$1,046,945,205) ...                   $1,068,562,794
                   Cash ................................................                           53,842
                   Receivables:
                      Interest .........................................    $ 8,867,285
                      Securities sold ..................................      2,237,387
                      Contributions ....................................        974,169
                      Swaps ............................................        246,889
                      Paydowns .........................................          4,800        12,330,530
                                                                            -----------
                   Prepaid expenses and other assets ...................                           42,939
                                                                                           --------------
                   Total assets ........................................                    1,080,990,105
                                                                                           --------------
=========================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ...........                      126,137,000
                   Payables:
                      Securities purchased .............................     70,475,145
                      Withdrawals ......................................        491,955
                      Other affiliates .................................          8,775
                      Investment adviser ...............................          1,832        70,977,707
                                                                            -----------
                   Accrued expenses and other liabilities ..............                          848,513
                                                                                           --------------
                   Total liabilities ...................................                      197,963,220
                                                                                           --------------
=========================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------
                   Net assets ..........................................                   $  883,026,885
                                                                                           --------------
=========================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------
                   Investors' capital ..................................                   $  861,409,296
                   Unrealized appreciation on investments--net .........                       21,617,589
                                                                                           --------------
                   Net Assets ..........................................                   $  883,026,885
                                                                                           ==============

      See Notes to Financial Statements.


28      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Statement of Operations                       Master Aggregate Bond Index Series

For the Year Ended December 31, 2003
======================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------
                   Interest .............................................                 $ 34,422,899
                   Securities lending--net ..............................                       78,347
                                                                                          ------------
                   Total income .........................................                   34,501,246
                                                                                          ------------
======================================================================================================
Expenses
------------------------------------------------------------------------------------------------------
                   Professional fees ....................................    $ 156,905
                   Accounting services ..................................      143,424
                   Custodian fees .......................................       90,906
                   Investment advisory fees .............................       80,613
                   Pricing fees .........................................       13,531
                   Trustees' fees and expenses ..........................        9,967
                   Printing and shareholder reports .....................        9,028
                   Other ................................................       17,547
                                                                             ---------
                   Total expenses .......................................                      521,921
                                                                                          ------------
                   Investment income--net ...............................                   33,979,325
                                                                                          ------------
======================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------
                   Realized gain from investments--net ..................                    2,279,499
                   Change in unrealized appreciation on investments--net                    (5,378,419)
                                                                                          ------------
                   Total realized and unrealized loss on investments--net                   (3,098,920)
                                                                                          ------------
                   Net Increase in Net Assets Resulting from Operations .                 $ 30,880,405
                                                                                          ============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     29

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                          For the Year Ended
                                                                                             December 31,
                                                                                   -------------------------------
Increase (Decrease) in Net Assets:                                                      2003              2002
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
                   Investment income--net .....................................    $  33,979,325     $  28,432,807
                   Realized gain on investments--net ..........................        2,279,499         3,541,654
                   Change in unrealized appreciation on investments--net ......       (5,378,419)       20,353,079
                                                                                   -------------------------------
                   Net increase in net assets resulting from operations .......       30,880,405        52,327,540
                                                                                   -------------------------------
==================================================================================================================
Capital Transactions
------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions ................................      357,719,192       414,370,731
                   Fair value of withdrawals ..................................     (222,140,755)     (216,281,419)
                                                                                   -------------------------------
                   Net increase in net assets derived from capital transactions      135,578,437       198,089,312
                                                                                   -------------------------------
==================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ...............................      166,458,842       250,416,852
                   Beginning of year ..........................................      716,568,043       466,151,191
                                                                                   -------------------------------
                   End of year ................................................    $ 883,026,885     $ 716,568,043
                                                                                   ===============================

      See Notes to Financial Statements


30      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Financial Highlights                          Master Aggregate Bond Index Series

                                                                                 For the Year Ended December 31,
The following ratios have been derived                        ------------------------------------------------------------------
from information provided in the financial statements.             2003         2002          2001          2000         1999
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ................         3.92%        10.13%         8.07%           --            --
                                                              ==================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................          .06%          .08%          .13%          .14%          .10%
                                                              ==================================================================
                   Investment income--net .................         4.22%         5.37%         5.93%         6.62%         6.30%
                                                              ==================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $  883,027    $  716,568    $  466,151    $  308,345    $  406,148
                                                              ==================================================================
                   Portfolio turnover .....................       136.76%       112.18%       144.23%        43.24%        61.82%
                                                              ==================================================================

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     31

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Repurchase agreements -- The Series invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Series takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Series may be delayed or limited.


32      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

(c) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are over-the-counter contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes -- The Series is classified as a partnership for Federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no Federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(f) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     33

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

(g) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2003, the Series lent securities with a value of $8,714,195 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $34,553 in securities lending agent fees.

Merrill Lynch Trust Company, an indirect, wholly-owned subsidiary of ML & Co., is the Series' custodian.

For the year ended December 31, 2003, the Series reimbursed FAM $17,135 for certain accounting services.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, and/or ML & Co.


34      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $1,227,220,099 and $1,064,425,864, respectively.

Net realized gains for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $ 1,834,546        $21,617,589
Financial futures contracts ..............              2,275                 --
Swaps ....................................            442,678                 --
                                                  ------------------------------
Total ....................................        $ 2,279,499        $21,617,589
                                                  ==============================

As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $20,957,645, of which $22,736,016 related to appreciated securities and $1,778,371 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $1,047,605,149.

4. Short-Term Borrowings:

The Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of ..09% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Series did not borrow under the credit agreement during the year ended December 31, 2003.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     35

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report                  Master Aggregate Bond Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Aggregate Bond Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of the Quantitative Master Series Trust as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004


36      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held with    of Time                                                        Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           123 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         160 Portfolios
            08543-9011     Director/    and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63        Trustee      1997 to  1999; Chairman (Americas Region) of MLIM from 2000 present  to 2002; Executive Vice President of FAM and MLIM
                                                 (which terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002; of
                                                 Princeton Administrators, L.P. from 1989 to 2002;
                                                 Director of Financial Data Services, Inc. since
                                                 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  Manager of The Burton Partnership, Limited            23 Funds        ITC Delta-
Burton      Princeton, NJ  Trustee      present  Partnership since 1979; Managing General Partner      36 Portfolios   Com, Inc.,
            08543-9095                           of the South Atlantic Venture Funds, Limited                          ITC Financial
            Age: 59                              Partnerships and Chairman of South Atlantic                           Services,
                                                 Private Equity Fund IV, Limited Partnership since                     Knology,
                                                 1983; Member of the Investment Advisory Council                       Inc., Pri-
                                                 of the Florida State Board of Administration                          Care, Inc.,
                                                 since 2001.                                                           Symbion, Inc.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director/    2000 to  James R. Williston Professor of Investment            24 Funds        Cambridge
Crum        Princeton, NJ  Trustee      present  Management Emeritus, Harvard Business                 37 Portfolios   Bancorp
            08543-9095                           School since 1996; Chairman and Director of
            Age: 71                              Phaeton International, Ltd. from 1985 to present;
                                                 Director of Cambridge Bancorp since 1969.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since         36 Portfolios
Hodrick     08543-9095                           1998; Associate Professor of Finance and
            Age: 41                              Economics, Graduate School of Business,
                                                 Columbia University from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments since 1993         23 Funds        None
Walsh       Princeton, NJ  Trustee      present  and employed in various capacities therewith from     36 Portfolios
            08543-9095                           1971 to 1992; Director of the National Audubon
            Age: 62                              Society since 2000; Director of the American
                                                 Museum of Fly Fishing since 1998.
            ------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003     37

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited)(concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held with    of Time                                                        Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    2000 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       36 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 62                              Director of BTG International, PLC since 2001;                        Inc.
                                                 Director of KIMC Investment, Inc. since 2003;
                                                 Director of Osmotica Holdings Corp. AVV since 2003.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held with    of Time
Name        Address & Age  Fund/Trust   Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey B.  P.O. Box 9011  Vice         1999 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Hewson      Princeton, NJ  President    present  1994 to 2000.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9011  Vice         2002 to  Managing Director of MLIM and head of the Global Fixed Income Structured Asset Team
Viola       Princeton, NJ  President    present  since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001 and Vice
            08543-9011                           President from 1997 to 2000.
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


38      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 1 -- 12/03

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees - 2003 -- $46,000               2002 -- $50,900

         (b) Audit-Related Fees - 2003  -- $12,000      2002 -- $22,500
                                  The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees above.

         (c) Tax Fees - 2003 -- $24,200                 2002 -- $26,900
                        The nature of the services includes tax compliance, tax advice and tax planning.

         (d) All Other Fees - 2003 -- $0                2002 -- $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) N/A

         (g) 2003 -- $18,690,437                        2002 -- $17,012,158

         (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Aggregate Bond Index Fund and Master Aggregate Bond Index Series


        By: /s/ Terry K. Glenn
            ----------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Aggregate Bond Index Fund and Master Aggregate Bond Index Series

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Aggregate Bond Index Fund and Master Aggregate Bond Index Series

        Date: February 23, 2004


        By: /s/ Donald C. Burke
            ----------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Aggregate Bond Index Fund and Master Aggregate Bond Index Series

        Date: February 23, 2004